EXHIBIT 10.13


                               SECOND AMENDMENT TO
                               FINANCING AGREEMENT


         THIS SECOND AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), made and entered into as of June 30, 1999, is by and between INSIGNIA SYSTEMS, INC., a Minnesota corporation ("Borrower"), and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., f/k/a Republic Acceptance Corporation, a Minnesota corporation (the "Lender").

                                    RECITALS

         1. The Lender and the Borrower entered into a Financing Agreement dated as of December 29, 1997, as amended by that First Amendment to Financing Agreement dated as of September 30, 1998 (as amended, the "Financing Agreement");

         2. The Borrower and the Lender desire to amend certain provisions of the Financing Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement, unless the context shall otherwise require.

         SECTION 2. AMENDMENTS. The Financing Agreement is hereby amended in its entirety as follows:

                  2.1 DEFINITIONS. The definition of Eligible Inventory contained in Section 1.1 of the Financing Agreement is modified in its entirety as follows:

                           "Eligible Inventory": Inventory of the Borrower which
                  the Lender, in its sole and absolute discretion, deems eligible for Advances, but which meets the following minimum requirements: (a) it is owned by the Borrower, is subject to a first priority perfected


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                  security interest in favor of the Lender, and is not subject to any assignment, claim or Lien other than (i) a Lien in favor of the Lender and (ii) Liens consented to by the Lender in writing; (b) it consists of raw materials or non-customer specific finished goods paper stock (not including work in process and supplies); (c) if held for sale or lease or furnishing under contracts of service, it is (except as the Lender may otherwise consent in writing) new and unused; (d) except as the Lender may otherwise consent, it is not stored with a bailee, warehouseman or similar party; if so stored with the Lender's consent, such bailee, warehouseman or similar party has issued and delivered to the Lender, in form and substance acceptable to the Lender, such documents and agreements as the Lender may require, including, without limitation, warehouse receipts therefor in the Lender's name;
                  (e) it is not software, or inventory of Impulse or SIGNright machines; (f) the Lender has determined, in its sole and absolute discretion, that it is not unacceptable due to age, type, category, quality and/or quantity; (g) it is not held by the Borrower on consignment and is not subject to any other repurchase or return agreement; (h) it is not held by a customer of the Borrower or any other Person on consignment;
                  (i) it complies with all standards imposed by any governmental agency having regulatory authority over such goods and/or their use, manufacture or sale; and (j) the warranties, representations and covenants contained in any security agreement or other agreement of the Borrower with or given to the Lender relating directly or indirectly to the Borrower's Inventory are applicable to it without exception.

                  2.2 THE ADVANCES. Section 2.1 of the Financing Agreement is amended in its entirety as follows:

                           Section 2.1 The Advances. On the terms and subject to
                  the conditions hereof, at the Borrower's request, the Lender, in its absolute and sole discretion and without any commitment to do so, may make the following Advances available to the
                  Borrower:

                           2.1(a) up to seventy-five percent (75%) of the net
                  amount of Eligible Accounts which are listed in the Borrower's most current Borrowing Base Certificate and which are deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion, not to exceed a maximum amount of $2,350,000 (the "Accounts Advances");


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                           2.1(b) up to thirty percent (30%) of the net amount
                  of Eligible Inventory which is listed in the Borrower's most current Borrowing Base Certificate and which is deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion, not to exceed a maximum amount of $500,000 (the "Inventory Advances");

                           2.1(c) Letters of Credit. Until September 1, 2000,
                  the Lender agrees the Borrower may cause to be issued through an Affiliate of the Lender, in the sole and absolute discretion of such Affiliate, standby or documentary letters of credit, provided, however, that the total amount of all unexpired letters of credit and unreimbursed draws under letters of credit (the "LC Obligations") shall not at any time exceed $240,000 and the total amount of the outstanding principal balance of the Advances under clauses 2.1(a) and 2.1(b) plus 125% of the LC Obligations (the "Total Revolving Outstandings") shall not at any time exceed $2,350,000. If issued, all letters of credit shall be subject to a 1% fee payable to the issuer, and the Borrower will execute such applications, security or pledge agreements and other documents required by Lender's Affiliate and shall pay the Lender's and such Affiliate's fees and expenses related to such letters of credit. Each letter of credit shall be for a period not to exceed one year, but may be renewable annually for additional one year periods not to exceed three years in the aggregate. Any draw under a letter of credit may, at the option of the Lender, be repaid through an Advance, which the Lender may make, and which the Borrower is obligated to repay, even though (a) any agreement of the Lender to make Advances in its sole discretion may have expired or terminated, (b) the Borrower is at that time the debtor in any bankruptcy, reorganization or insolvency proceeding, or (c) the Total Revolving Outstandings exceed the availability under the most recent Borrower Base Certificate or $2,350,000.

                  The total amounts advanced under Section 2.1(a), 2.1(b) and 2.1(c) is the Facility Amount.

                  Notwithstanding the previous clauses 2.1(a), 2.1(b)and 2.1(c), the maximum aggregate amount advanced against all Eligible Accounts and all Eligible Inventory from time to time shall not exceed $2,350,000.


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                  Loans for additional sums requested by the Borrower may be made at the Lender's sole discretion based upon the Lender's valuation of the Borrower's collateral or other factors. The Borrower acknowledges and agrees that the Lender may from time to time, for the Lender's convenience, segregate or apportion the Borrower's collateral for purposes of determining the amounts and maximum amounts of Advances which may be made hereunder. Nevertheless, the Lender's security interest in all such collateral, and any other collateral rights, interests and properties which may now or hereafter be available to the Lender, shall secure and may be applied to the payment of any and all Advances and other indebtedness secured by the Lender's security interest, in any order or manner of application and without regard to the method by which the Lender determines to make Advances hereunder.

                  2.3 INTEREST RATES AND INTEREST PAYMENTS. Section 2.3 of the Financing Agreement is amended in its entirety as follows:

                           Section 2.3 Interest Rates and Interest Payments.
                  Interest shall accrue on the unpaid balance of the Advances at a floating rate per annum equal to the sum of the Reference Rate plus 3% (the "Applicable Rate") and shall be due and payable monthly in arrears on the last day of each calendar month; provided, however, that upon the occurrence and during the continuance of any failure by the Borrower to comply with any agreement or covenant of the Borrower under any Loan Document, the unpaid balance of the Advances shall thereafter bear interest at a floating rate equal to the sum of (a) the Applicable Rate, plus (b) 2% and shall be due and payable on demand; and provided further that the minimum amount of interest due and payable in any month shall not be less than $7,500.

                  SECTION 2.4 YEAR 2000. A new Section 5.12 is added to provide as follows:

                           Section 5.12 The Borrower has reviewed and assessed
                  its business operations and computer systems and applications to address the "year 2000 problem" (that is, computer applications used by Borrower, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1,
                  2000). Borrower reasonably believes that the year 2000 problem will not result in a material adverse change in Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay Lender. Borrower is


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                  in the process of implementing a plan to remediate year 2000 problems and will complete implementation of such plan with respect to any material year 2000 problems, and testing thereof, by September 30, 1999. Borrower agrees that this representation will be true and correct on and shall be deemed made by Borrower on each date Borrower requests any advance under this Agreement or delivers any information to Lender. Borrower will promptly deliver to Lender such information relating to this representation and covenant as Lender requests from time to time.

                  SECTION 2.5 TERMINATION. Article VII of the Financing Agreement is amended in its entirety to provide as follows:

                                   ARTICLE VII

                            TERMINATION BY BORROWER

         This agreement shall continue in effect until terminated upon not less than 30 days' prior written notice delivered by the Borrower to Lender by certified mail. Termination shall not impair or affect the Lender's rights existing as of the time notice of Termination is given. Borrowers obligations with respect to payment of any Termination fee shall be fixed and owing as of date such notice is given and not when such notice becomes effective.

         In the event that the Borrower gives notice to the Lender of the termination of this Agreement under Section VII hereof at any time prior to September 1, 2000, the Borrower will pay to the Lender a prepayment charge, as additional compensation for the Lender's costs of entering into this Agreement, in the amount of (i) 3% of the Facility Amount if the notice of termination occurs prior to September 1, 1999; and (ii) 2% of the Facility Amount if the notice of termination occurs after September 1, 1999, but before September 1, 2000, unless the outstanding amount of Borrower's obligations hereunder are refinanced in full by an affiliate of U.S. Bancorp.

         SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment, duly executed by the Borrower.

                  3.2 A copy of the resolutions of each of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary, along with a certification by such Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the


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         Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated December 29, 1997, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

         SECTION 4. REPRESENTATIONS; ACKNOWLEDGMENTS. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Financing Agreement, and in any and all other Loan Documents of the Borrower, are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Financing Agreement, or which relates to changes in the financial condition of the Borrower that are reflected in the financial statements furnished to Lender or in the nature of prospects in the Borrower's business that have been delivered to Lender, and (b) the Borrower is in compliance with all covenants and agreements of the Borrower as set forth in the Financing Agreement and in any and all other Loan Documents of the Borrower. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action. The Borrower acknowledges and agrees that its obligations to the Lender under the Financing Agreement exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Lender. The Borrower further acknowledges and agrees that its obligations to the Lender under the Financing Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and are secured by the Security Agreement, as amended.

         SECTION 5. AFFIRMATION, FURTHER REFERENCES. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Financing Agreement, the Security Agreement, and any and all other Loan Documents entered into with respect to the obligations under the Financing Agreement are incorporated herein by reference are hereby ratified and affirmed in all respects by the Borrower. All references in the Financing Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

         SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written


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agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         SECTION 8. SUCCESSORS. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

         SECTION 9. LEGAL EXPENSES. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney, counsel for the Lender) incurred in connection with the Financing Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under the Financing Agreement, as amended by this Amendment, which obligations of the Borrower shall survive any termination of the Financing Agreement.

         SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.


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         SECTION 12. GOVERNING LAW. The Amendment Documents shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                                       INSIGNIA SYSTEMS, INC.



                                       By:   /s/ John R. Whisnant
                                           ---------------------
                                           Its:  VP Finance
                                               ------------


                                       U.S. BANCORP REPUBLIC COMMERCIAL
                                       FINANCE, INC.



                                       By:   /s/Scott Sousek
                                           -----------------
                                           Its:  Vice President
                                               ----------------


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